Exhibit 99.2

Third-Quarter Operating Results November 6, 2018

Disclaimers 2 NON-GAAP INFORMATION We define Adjusted EBITDA as net income (loss) attributable to Diplomat before interest expense, income taxes, depreciation and amortization, share-based compensation, change in fair value of contingent consideration and other merger and acquisition-related expenses, restructuring and impairment charges, and certain other items that we do not consider indicative of our ongoing operating performance (which are itemized below in the reconciliation to net income (loss) attributable to Diplomat). Adjusted EBITDA is not in accordance with, or an alternative to, accounting principles generally accepted in the United States (“GAAP”). In addition, this non-GAAP measure is not based on any comprehensive set of accounting rules or principles. You should be aware that in the future we may incur expenses that are the same as or similar to some of the adjustments in the presentation, and we do not infer that our future results will be unaffected by unusual or non-recurring items. We consider Adjusted EBITDA to be a supplemental measures of our operating performance. We present Adjusted EBITDA because it is used by our Board of Directors and management to evaluate our operating performance. Adjusted EBITDA is also used as a factor in determining incentive compensation, for budgetary planning and forecasting overall financial and operational expectations, for identifying underlying trends, and for evaluating the effectiveness of our business strategies. Further, we believe it assists us, as well as investors, in comparing performance from period-to-period on a consistent basis. Other companies in our industry may calculate Adjusted EBITDA differently than we do and these calculations may not be comparable to our Adjusted EBITDA. A reconciliation of Adjusted EBITDA, a non-GAAP measure, to net income (loss) attributable to Diplomat as prepared in accordance with GAAP can be found in the Appendix to this presentation. INDUSTRY AND MARKET DATA Certain information in this presentation concerning our industry and the markets in which we operate is derived from publicly available information released by third-party sources, including independent industry and research organizations, and management estimates. Management estimates are derived from publicly available information released by independent industry and research analysts and other third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data and our knowledge of such industry and markets, which we believe to be reasonable. We believe the data from these third-party sources is reliable. In addition, projections, assumptions, and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, as discussed in Diplomat’s reports filed with the Securities and Exchange Commission. These and other factors could cause results to differ materially from those expressed in the estimates made by these third-party sources. FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events or our future financial or operating performance, and include Diplomat’s expectations regarding revenues, net (loss) income attributable to Diplomat, Adjusted EBITDA, EPS, market share, the expected benefits and performance of acquisitions and growth strategies. The forward-looking statements contained in this presentation are based on management’s good-faith belief and reasonable judgment based on current information. These statements are qualified by important risks and uncertainties, many of which are beyond our control, that could cause our actual results to differ materially from those forecasted or indicated by such forward-looking statements. These risks and uncertainties include: our ability to adapt to changes or trends within the specialty pharmacy industry; complying with complex and evolving requirements and changes in state and federal government regulations, including Medicare and Medicaid; current or proposed legislative and regulatory policies designed to manage healthcare costs or alter healthcare financing practices; significant and increasing pricing pressure from third-party payors; the amount of direct and indirect remuneration fees, as well as the timing of assessing such fees and the methodology used to calculate such fees; the outcome of material legal proceedings; our relationships with wholesalers and key pharmaceutical manufacturers; bad publicity about, or market withdrawal of, specialty drugs we dispense; a significant increase in competition from a variety of companies in the health care industry; our ability to expand the number of specialty drugs we dispense and related services; maintaining existing patients; revenue concentration of the top specialty drugs we dispense; increasing consolidation in the healthcare industry; managing our growth effectively; our ability to drive volume through a refreshed marketing strategy in traditional specialty pharmacy; our capability to penetrate the fragmented infusion market; the success of our strategy in the PBM space; our ability to effectively execute our acquisition strategy or successfully integrate acquired businesses, including any delays or difficulties in integrating the combined businesses, and the ability to achieve cost savings and operating synergies and the timing thereof; the dependence on our senior management and key employees and managing recent turnover among key employees; and the additional factors set forth in “Risk Factors” in Diplomat’s Annual Report on Form 10-K for the year ended December 31, 2017 and in subsequent reports filed with or furnished to the Securities and Exchange Commission. Except as may be required by any applicable laws, Diplomat assumes no obligation to publicly update such forward-looking statements, which are made as of the date hereof or the earlier date specified herein, whether as a result of new information, future developments, or otherwise.

Opening Remarks Brian Griffin, Chairman and CEO

3Q 2018 Highlights $1.4B (+22%) Revenue $42M (+81%) Adjusted EBITDA1 4 Solid growth in specialty and infusion 2 additional LDDs added in the quarter Contribution from acquired PBM businesses Strong revenue growth Continued strong PBM performance Investments to support future growth Specialty and PBM sales force Chandler state-of-the-art distribution and contact center ScriptMed specialty platform 1 A reconciliation of Adjusted EBITDA, a non-GAAP measure, to net income (loss) attributable to Diplomat, as prepared in accordance with GAAP can be found in the Appendix to this presentation.

CastiaRx Highlights 5 3Q 2018 Integration expected to be complete by year-end 3Q synergies similar to 2Q run-rate, YTD total of $7M Continue to expect $8–10M in synergies in 2018 Winning in both the commercial and Medicare Part D market but still in the midst of selling season

Financial Results Atul Kavthekar, CFO

3Q 2018 Financial Results Summary 7 Revenue $1.1B $1.4B 3Q17 3Q18 Adj. EBITDA1 $23M $42M 3Q17 3Q18 Cash Flow from Operations GAAP Net Income GAAP EPS Net Debt $0.01 3Q17 2Q18 $1.0M $0.2M 2Q18 2Q18 $94M $33M 9M17 9M18 $666M $647M 12.31.17 9.30.18 3Q18 3Q17 $0.00 3Q18 1 A reconciliation of Adjusted EBITDA, a non-GAAP measure, to net income (loss) attributable to Diplomat, as prepared in accordance with GAAP can be found in the Appendix to this presentation.

3Q 2018 Segment Details 8 Specialty PBM Revenue: $1.2B Gross margin: 5.5% Rx volume: 230,000 Net Sales/Rx: $5,256 Gross profit/Rx: $287 Revenue: $0.2B Gross margin: 15.5% Rx volume*: 1,931,000 Gross profit/Rx: $14 * Adjusted to 30-day equivalent, where a 90-day prescription is counted as three 30-day prescriptions filled.

Revised 2018 Full Year Outlook Investing for long-term growth and operational efficiency Stable margins with potential upside Deleveraging to 2-3x adjusted EBITDA in 2019 TOTAL REVENUE $5.5–$5.7B TOTAL ADJUSTED EBITDA1 $164–$170M 9 GAAP EPS ($0.10)–$0.03 CASH FLOW FROM OPERATIONS $50–$70M 1 A reconciliation of Adjusted EBITDA, a non-GAAP measure, to net income (loss) attributable to Diplomat, as prepared in accordance with GAAP can be found in the Appendix to this presentation.

2019 Key Headwinds and Tailwinds 10 Headwinds Potentially Moderating Brand Inflation Payer Reimbursement Pressure PBM Contract Renewal Repricing PBM Contract Losses Near-Term Cost of Growth Investments Tailwinds Uptake of New and Existing Generics and Biosimilars New Indications for Existing Products New Branded Product Launches Access to Limited-Distribution Drugs New PBM Business Benefit from Enterprise-Level Growth Investments (Chandler, ScriptMed, etc.) Operational Efficiency Improvements

Putting Patients First 11 Specialty Pharmacy Solutions PBM Manufacturer Services Infrastructure Innovation Infusion Employees BETHANY DIPLOMAT PATIENT

Appendix Supplemental Financial Information

Reconciliation of Net Income (Loss) Attributable to Diplomat to Adjusted EBITDA 13 2018 2017 2018 2017 Net income (loss) attributable to Diplomat Pharmacy, Inc. 169 $ 1,016 $ (4,244) $ 8,974 $ Depreciation and amortization 24,377 16,877 72,547 48,813 Interest expense 10,179 2,054 30,998 6,034 Income tax (benefit) expense (121) (662) 750 1,101 EBITDA 34,604 $ 19,285 $ 100,051 $ 64,922 $ Contingent consideration and other merger and acquisition expense 577 $ 3,016 $ 5,700 $ 4,133 $ Share-based compensation expense 5,649 1,688 15,771 5,487 Employer payroll taxes - option repurchases and exercises 52 33 193 218 Restructuring and impairment charges 286 329 Severance and related fees 779 78 2,729 781 Other items - (915) (483) (372) Adjusted EBITDA 41,947 $ 23,185 $ 124,290 $ 75,169 $ For the three months ended September 30, For the nine months ended September 30, (dollars in thousands) (unaudited)

2018 Full-Year Guidance: GAAP to Non-GAAP Reconciliation 1. Assumes a tax rate of -10 and 40 percent, for the low- and high-end, respectively. 14 (dollars in thousands) (unaudited) Low High Net (loss) income attributable to Diplomat Pharmacy, Inc. (7,511) $ 2,593 $ Depreciation and amortization 98,000 97,000 Interest expense 43,000 41,000 Income tax expense 1 683 1,729 EBITDA 134,172 $ 142,322 $ Contingent consideration and other merger and acquisition expense 7,000 $ 6,000 $ Share-based compensation expense 19,000 18,500 $ Employer payroll taxes - option repurchases and exercises 500 300 $ Restructuring and impairment charges 329 329 $ Severance and related fees 3,500 3,000 $ Other items (500) (450) $ Adjusted EBITDA 164,000 $ 170,000 $ Range

Supplemental Information 15 1. The statutory tax rate for these items is or is expected to be 27%, which approximates our incremental federal and state tax rates on those items. Actual rate could differ materially.